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Exhibit 10.34.1

List of Omitted Management Continuity Agreements

1.
Management Continuity Agreement dated October 26, 2006 between Thomas E. O'Hern and the Company.

2.
Management Continuity Agreement dated October 26, 2006 between Richard A. Bayer and the Company.

3.
Management Continuity Agreement dated October 26, 2006 between Arthur C. Coppola and the Company.

4.
Management Continuity Agreement dated October 26, 2006 between Edward E. Coppola and the Company.

5.
Management Continuity Agreement dated January 8, 2007 between Tony Grossi and the Company.

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  Exhibit 10.34.1
List of Omitted Management Continuity Agreements